UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

BIONITROGEN HOLDINGS CORP.
Exact name of registrant as specified in its charter

New Jersey	33-36670	22-3061278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 NW 53rd Street, Suite 350, Doral, Florida	33166
(Address of principal executive offices)	(Zip Code)

561-600-9550
Registrant's telephone number, including area code

1875 NW 18th Terrace, Suite 105, Doral, Florida 33172
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BioNitrogen Holdings Corporation is referred to herein as "we", "our" or "us.

Item 4.01 Changes in Registrant's Certifying Accountant

(a) On July 7, 2015, we approved the appointment of Mallah Furman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal years ending December 31, 2014 and 2013. This action effectively dismissed RBSM LLP ("RBSM") as our independent registered public accounting firm as of July 7, 2015.

RBSM was hired as our independent registered public accounting firm for the fiscal years ending December 31, 2014 and 2013; however, as of July 7, 2015, RBSM had not completed the audit work for our fiscal years ending December 31, 2014 and 2013. Accordingly, there are no reports by RBSM for the 2014 and 2013 fiscal years containing any opinion, including an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the planned audits of our consolidated financial statements for the fiscal years ended December 31, 2014 and 2013, there were no disagreements with RBSM on any matters of accounting principles or practices or auditing scope and procedures which, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the matter in their reports. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2014 and 2013 or in the subsequent periods through March 31, 2015 and June 30, 2015.

We have provided a copy of the foregoing disclosures to RBSM and requested that RBSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether RBSM agrees with the above statements. A copy of the letter, dated July 15, 2015 is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim periods through March 31, 2015 and June 30, 2015, we have not consulted with Mallah Furman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on our consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM, LLP to the Securities and Exchange Commission dated July 15, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIONITROGEN HOLDINGS CORP.

Dated: July 16, 2015	By:	/s/ Carlos A. Contreras, Sr.
	Name:	Carlos A. Contreras, Sr.
	Title:	Chairman & CEO